22 July 2020 Second Quarter 2020 Earnings Call Presentation

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2019 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarter ended March 31, 2020, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A and under “Risk Factors” in Part II, Item 1A of WesBanco’s March 31, 2020 Quarterly Report on Form 10-Q. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions including the effects of the COVID-19 pandemic; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as tangible common equity/tangible assets; net income excluding after-tax merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Q2 2020 Financial and Operational Highlights Note: financial and operational highlights during the quarter ended June 30, 2020; loan growth includes approximately $836.8 million of loans funded through the Small Business Administration’s Paycheck Protection Program (“SBA PPP”), as established by the CARES Act; Old Line Bancshares, Inc. (“OLBK”) financial results included in WSBC results since merger consummation date of 11/22/2019 (1) Non-GAAP measure – please see reconciliation in appendix WesBanco is well-capitalized with solid liquidity and a strong balance sheet Tier 1 leverage ratio 9.09% Total risk-based capital ratio 15.33% Strong growth in pre-tax, pre-provision income Continued emphasis on expense management Mortgage banking income increased to a record level due to strong originations Strong organic growth in both loans and deposits Key credit quality metrics remained at low levels and favorable to peer bank averages Changes in the June macroeconomic unemployment forecast resulted in increases in both the provision for credit losses and allowance for credit losses Allowance for credit losses to total loans 1.52%, or 1.65% when excluding SBA PPP loans Pre-Tax, Pre-Provision Income(1) $66.8 million, +15.7% YoY Net Income and Diluted EPS(1) $4.5 million; $0.07/diluted share Efficiency Ratio(1) 55.57% Mortgage Banking Income $7.5 million, +365.5% YoY Organic Loan Growth +11.3% YoY Organic Deposit Growth (x-CDs) +20.3% YoY

Q2 2020 Key Metrics Note: PTPP = pre-tax, pre-provision; Old Line Bancshares, Inc. (“OLBK”) financial results included in WSBC results since merger consummation date of 11/22/2019 (1) Non-GAAP measure – please see reconciliation in appendix

Q2 2020 Total Portfolio Loans ($MM) Note: Small Business Administration’s Paycheck Protection Program (“SBA PPP”), as established by the CARES Act; Old Line Bancshares, Inc. (“OLBK”) financial results included in WSBC results since merger consummation date of 11/22/2019 Funded more than 6,800 SBA PPP loans totaling ~$837MM (as of 6/30/2020)(recorded in C&I loan category) Residential real estate grew organically 1.6% YoY due to strong 1-to-4 family mortgage originations (up 125% YoY), of which 50% was kept on the balance sheet, primarily jumbo and private banking loans CRE loans grew 3.9% YoY and 1.6% QoQ (un-annualized)

Q2 2020 Loan Portfolio Diversification Note: loan data as of quarter ending 6/30/2020; SBA PPP loans totaled $836.8MM and are reflected in the C&I (left chart) and All Other Loans (right chart) categories Focus on balanced loan distribution across 6-state footprint and strategic loan growth and diversification, based upon prudent credit standards Strong legacy of credit and risk management $11.1 Billion Loan Portfolio Loan Categories Disrupted by Pandemic

Q2 2020 Hotel Portfolio Note: loan balances as of 6/30/2020 and excludes SBA PPP loans ~210 loans with $729MM total loan balance Average loan-to-value = 56.0% Average debt service coverage ratio = 1.60x Most hotels in suburban markets, and near major highways and office parks 17% in shale gas markets No resort or destination-type properties Service type (loan balance distribution): 70% limited service/boutique/economy 26% extended stay 4% full service

Selected Commercial Loan Portfolio Details Retail Portfolio Restaurant Portfolio Direct Energy Portfolio 1,394 retail loans with $904MM total loan balance Loan balance distribution as % of total loans (x-PPP) R/E – shopping center: 2.9% R/E – other retail: 2.6% Retail sales / other: 1.4% Gasoline/convenience: 1.1% Automobile dealers: 0.8% Loan size Average loan ~$648,000 83% less than $1MM 15% between $1-5MM 2% between $5-10MM 1% greater than $10MM Largest loan $29MM [R/E] 617 restaurant loans with $171MM total loan balance Loan balance distribution as % of total loans (x-PPP) Limited service: 0.9% Full service: 0.6% Bar/tavern/other: 0.2% Limited service franchise loan balance distribution: McDonalds: 18% Burger King: 15% White Castle: 10% KFC: 7% Loan size Average loan ~$276,000 91% less than $1MM 9% between $1-5MM Largest loan $5MM 131 oil, gas, and mining loans with $42MM total loan balance, representing 0.4% of total loans (x-PPP) Minimal exposure to the energy industry in general, and to shale gas industry in particular The energy industry is a minimal component of the economies in our footprint Loan size Average loan ~$324,000 90% less than $1MM 9% between $1-5MM 1% between $5-10MM Largest loan $9MM Note: loan balances as of 6/30/2020 and excludes SBA PPP loans; ‘Retail Portfolio’ excludes ‘Restaurant Portfolio’ (shown separately) and does not include mixed use properties

Customer Support Efforts During Pandemic Note: deferral data as of 7/20/2020 and reflects approved loan deferrals that were accepted and closed by customers ‘% Category’ calculations based on 6/30/2020 balances and excludes ~6,800 SBA PPP loans totaling $836.8MM (as of 6/30/2020) from the category totals Payment-relief programs offered are mainly 90-day deferral options Second deferral requests, which have been limited, are handled on a case-by-case basis, with normal credit review

SBA’s Paycheck Protection Program Note: data as of 6/30/2020 Participating in Round 3 – no material requests in queue “Thank you so much for your help in processing my PPP loan. It has taken a load off of my mind. I really appreciate how quickly and efficiently you were able to process everything.” – KY-based customer

Q2 2020 Net Interest Margin (NIM) NIM negatively impacted by the low interest rate environment and flattening of the yield curve The Federal Reserve Board’s target federal funds rate was reduced 225bp from July 2019 through March 2020 Aggressively reduced deposit rates beginning in late-March, which helped to lower deposit funding costs Shortened maturities and experienced lower rates in FHLB borrowings Funding of SBA PPP loans negatively impacted NIM by a net 2bp Note: Old Line Bancshares, Inc. (“OLBK”) financial results included in WSBC results since merger consummation date of 11/22/2019

Q2 2020 Non-Interest Income Mortgage banking fees increased due to a 70% QoQ (and 125% YoY) increase in 1-to-4 family residential mortgage origination dollar volume, and the associated sale of ~50% of those originations into the secondary market New commercial loan swaps (“other income”) increased 30% QoQ (and 174% YoY) to $3.5MM Electronic banking fees were negatively impacted by ~$2.7MM due to the limitation on interchange fees due to the Durbin amendment in the 2010 Dodd-Frank Act Service charges on deposits were lower due to higher consumer deposits associated with CARES Act stimulus and lower general consumer spending Note: OREO = other real estate owned; Old Line Bancshares, Inc. (“OLBK”) financial results included in WSBC results since merger consummation date of 11/22/2019

Q2 2020 Non-Interest Expense Total operating expenses remained well-controlled Salaries and wages reflects the OLBK merger-related staff cuts implemented during late-Q1, after the signage and system conversion Other operating expenses increased due to pandemic-relief and other donations of $0.8MM Total non-interest expense increased YoY due to the additional staffing (~340) and 37 financial center locations from the OLBK acquisition Note: Old Line Bancshares, Inc. (“OLBK”) financial results included in WSBC results since merger consummation date of 11/22/2019

Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (Annualized) (annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Favorable asset quality measures compared to all U.S. banks with total assets from $10B to 25B Strong Legacy of Credit Quality Note: financial data as of quarter ending for dates specified; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares, Inc. (“OLBK”) financial results included in WSBC results since merger consummation date of 11/22/2019; peer bank group includes all U.S. banks with total assets of $10B to $25B; peer data from S&P Global Market Intelligence (as of 7/16/2020) and represent simple averages

The increase in the allowance and related provision for credit losses was related to the continued deterioration in the macroeconomic forecast during Q2 2020, primarily driven by the negative forecasted economic impacts of the pandemic The forecast, based upon a blend of two nationally-recognized published economic data through June 30th, is mainly driven by national unemployment and interest rate spreads Allowance coverage ratio of 1.52%, or, excluding SBA PPP loans, 1.65% Excludes fair market value adjustments on previously acquired loans representing 0.43% of total portfolio loans Q2 2020 Current Expected Credit Loss (CECL) Note: ACL at 6/30/2020 excludes off-balance sheet credit exposures of $10.7 million; on January 1, 2020, WSBC adopted the CECL accounting standard (prior to this date, the allowance for credit losses was calculated under the incurred method) Economic Factors Portfolio Changes / Other Pandemic Qualitative Factors Changes to macroeconomic variables Includes changes in both quantitative and qualitative economic factors Changes in prepayment speeds Changes in portfolio mix Changes in credit quality Aging of existing portfolio ($000s) Qualitative adjustments for both Q2 loan modification volumes and loans by industry classifications

Appendix

Reconciliation: Pre-Tax, Pre-Provision Income (PTPP) and Ratios Note: Old Line Bancshares merger closed November 2019

Reconciliation: Net Income, EPS (Diluted), Tangible Book Value per Share Note: Old Line Bancshares merger closed November 2019

Reconciliation: Efficiency Ratio Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Old Line Bancshares merger closed November 2019

Reconciliation: Returns on Average Assets and Average Equity Note: Old Line Bancshares merger closed November 2019 (1) three-, six-, and nine-month (as applicable) figures are annualized

Reconciliation: Return on Average Tangible Equity Note: Old Line Bancshares merger closed November 2019 (1) three-, six-, and nine-month (as applicable) figures are annualized